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                                                                    Exhibit 23.2
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     To Envirogen, Inc.:

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 20, 1996 on MWR, Inc. included in Envirogen, Inc.'s previously filed Form 8-K/A Amendment No. 1 dated April 22, 1996 and to all references to our Firm included in this Registration Statement on Form S-3.


                                                  Arthur Andersen LLP



     Philadelphia, Pennsylvania
     September 23, 1996